UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 17, 2015

DAVITA HEALTHCARE PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street

Denver, CO 80202

(Address of principal executive offices including Zip Code)

(303) 405-2100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 17, 2015, DaVita HealthCare Partners Inc. (the “Company”) completed its registered public offering of $1,500,000,000 aggregate principal amount of 5.000% senior notes due 2025 (the “Notes”). The Company entered into an indenture with respect to the Notes, dated April 17, 2015 (the “Indenture”), among the Company, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A. as trustee (the “Trustee”). The Notes initially will be guaranteed by each of the Company’s domestic restricted subsidiaries executing the Indenture.

The foregoing description of the Indenture is qualified in its entirety by reference to the complete terms of the Indenture. The Indenture, which includes the form of Note and the form of guarantee for the Notes, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

4.1	Indenture, dated April 17, 2015, by and among DaVita HealthCare Partners Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Form of 5.000% Senior Notes due 2025 and related Guarantee (included in Exhibit 4.1).

5.1	Opinion of Sidley Austin LLP.

5.2	Opinion of Lowenstein Sandler LLP.

5.3	Opinion of Honigman Miller Schwartz and Cohn LLP.

5.4	Opinion of Stephen R. Bentfield, Esq.

5.5	Opinion of Betsy McCubrey.

5.6	Opinion of Venable LLP.

5.7	Opinion of Harrison & Moberly, LLP.

5.8	Opinion of Polsinelli PC.

5.9	Opinion of Amy Marie Sanford.

5.10	Opinion of Bailey Kennedy, LLP.

5.11	Opinion of Sutin Thayer & Browne.

5.12	Opinion of LeClairRyan.

5.13	Opinion of Cole, Scott & Kissane, P.A.

5.14	Opinion of Brian Burns.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

23.2	Consent of Lowenstein Sandler LLP (included in Exhibit 5.2).

23.3	Consent of Honigman Miller Schwartz and Cohn LLP (included in Exhibit 5.3).

23.4	Consent of Stephen R. Bentfield, Esq. (included in Exhibit 5.4).

23.5	Consent of Betsy McCubrey (included in Exhibit 5.5).

23.6	Consent of Venable LLP (included in Exhibit 5.6).

23.7	Consent of Harrison & Moberly, LLP (included in Exhibit 5.7).

23.8	Consent of Polsinelli PC (included in Exhibit 5.8).

23.9	Consent of Amy Marie Sanford (included in Exhibit 5.9).

23.10	Consent of Bailey Kennedy, LLP (included in Exhibit 5.10).

23.11	Consent of Sutin Thayer & Browne (included in Exhibit 5.11).

23.12	Consent of LeClairRyan (included in Exhibit 5.12).

23.13	Consent of Cole, Scott & Kissane, P.A. (included in Exhibit 5.13).

23.14	Consent of Brian Burns (included in Exhibit 5.14).

99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-203394).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA HEALTHCARE PARTNERS INC.

Date: April 17, 2015	By:	/s/ Kim M. Rivera
Kim M. Rivera
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated April 17, 2015, by and among DaVita HealthCare Partners Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Form of 5.000% Senior Notes due 2025 and related Guarantee (included in Exhibit 4.1).

5.1	Opinion of Sidley Austin LLP.

5.2	Opinion of Lowenstein Sandler LLP.

5.3	Opinion of Honigman Miller Schwartz and Cohn LLP.

5.4	Opinion of Stephen R. Bentfield, Esq.

5.5	Opinion of Betsy McCubrey.

5.6	Opinion of Venable LLP.

5.7	Opinion of Harrison & Moberly, LLP.

5.8	Opinion of Polsinelli PC.

5.9	Opinion of Amy Marie Sanford.

5.10	Opinion of Bailey Kennedy, LLP.

5.11	Opinion of Sutin Thayer & Browne.

5.12	Opinion of LeClairRyan.

5.13	Opinion of Cole, Scott & Kissane, P.A.

5.14	Opinion of Brian Burns.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

23.2	Consent of Lowenstein Sandler LLP (included in Exhibit 5.2).

23.3	Consent of Honigman Miller Schwartz and Cohn LLP (included in Exhibit 5.3).

23.4	Consent of Stephen R. Bentfield, Esq. (included in Exhibit 5.4).

23.5	Consent of Betsy McCubrey (included in Exhibit 5.5).

23.6	Consent of Venable LLP (included in Exhibit 5.6).

23.7	Consent of Harrison & Moberly, LLP (included in Exhibit 5.7).

23.8	Consent of Polsinelli PC (included in Exhibit 5.8).

23.9	Consent of Amy Marie Sanford (included in Exhibit 5.9).

23.10	Consent of Bailey Kennedy, LLP (included in Exhibit 5.10).

23.11	Consent of Sutin Thayer & Browne (included in Exhibit 5.11).

23.12	Consent of LeClairRyan (included in Exhibit 5.12).

23.13	Consent of Cole, Scott & Kissane, P.A. (included in Exhibit 5.13).

23.14	Consent of Brian Burns (included in Exhibit 5.14).

99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-203394).